EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND

Supplement to Prospectus dated March 1, 2024

Effective immediately:

1.       The following replaces “Short Duration Government Income Fund” under “Management and Organization”:

Short Duration Government Income Fund. Under the Fund’s investment advisory agreement, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate*
Up to $1 billion	0.5000%
$1 billion but less than $2.5 billion	0.4750%
$2.5 billion but less than $5 billion	0.4550%
$5 billion but less than $10 billion	0.4400%
$10 billion but less than $15 billion	0.4300%
$15 billion but less than $20 billion	0.4225%
$20 billion and over	0.4175%
*	Pursuant to an amendment to the investment advisory agreement dated April 29, 2022, BMR contractually agreed to reduce its investment advisory fee rate on average daily net assets of $10 billion and over from 0.4400% to the rates as stated above. These contractual reductions cannot be terminated without Trustee and shareholder approval.

For the fiscal year ended October 31, 2023, the effective annual rate of investment advisory fee paid to BMR was 0.47% of the Fund’s average daily net assets.

BMR has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.85% for Advisers Class, 0.85% for Class A shares, 1.45% for Class C shares and 0.60% for Class I shares. This expense reimbursement will continue through March 1, 2025. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. Amounts reimbursed may be recouped by BMR during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

Messrs. Szczurowski and Payne manage the Fund and have managed it since July 2014 and November 2020, respectively. Prior to October 15, 2018, Mr. Szczurowski managed the Short-Term U.S. Government Portfolio, in which the Short Duration Government Income Fund invested. Additional information about Messrs. Szczurowski and Payne appears under “Government Opportunities Fund” above.

March 13, 2024	43511 3.13.24